                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS'


We consent to the incorporation by reference in Registration Statement No. 333-51043 on Form S-3 and Registration Statement Nos. 333-05951, 333-45729, 333-60231, 333-60233 and 333-30154 of JDA Software Group, Inc. on Form S-8, of our report dated January 25, 2000, appearing in this Annual Report on Form 10-K of JDA Software Group, Inc. for the year ended December 31, 1999.


DELOITTE & TOUCHE LLP

Phoenix, Arizona
March 16, 2000